UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

PULASKI FINANCIAL CORP.
(Exact Name Of Registrant As Specified In Charter)

Missouri	0-24571	43-1816913
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address Of Principal Executive Offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 26, 2010, Pulaski Financial Corp. (the “Company”)  received a letter from The Nasdaq Stock Market (“Nasdaq”), dated May 26, 2010, indicating that the Company is not in compliance with the filing requirements for continued listing under Nasdaq Marketplace Rule 5250(c)(1).  The Nasdaq letter, which the Company expected, was issued in accordance with standard Nasdaq procedures due to the delayed filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission (the “Commission”).

As previously disclosed, the Company required additional time to file the Form 10-Q as it responded to the findings of its primary federal regulator in the course of their regular periodic examination.  The findings related principally to risk classifications of certain loans and the level of the Company’s allowance for loan losses.  The examination fieldwork has been substantially completed and management believes that it has appropriately addressed and resolved any such findings.  The Company anticipates filing the Form 10-Q within the next few weeks.

The Company is required to submit a plan to regain compliance with Nasdaq’s filing requirements for continued listing within 60 calendar days of the date of the Nasdaq notification letter.  Upon acceptance of the Company’s compliance plan, Nasdaq is permitted to grant an extension of up to 180 days from the Form 10-Q’s filing date, or until November 15, 2010, for the Company to regain compliance with Nasdaq’s filing requirements for continued listing.  The Company anticipates that the filing of its Form 10-Q within the 60-day period will eliminate the need for it to submit a formal plan to regain compliance with Nasdaq’s filing requirements for continued listing.

A press release disclosing the Company’s receipt of the Nasdaq notification letter, dated  June 2, 2010, is attached as Exhibit 99.1 and is furnished herewith.

Item 7.01	Regulation FD Disclosure.

On June 2, 2010, the “Company”), the holding company for Pulaski Bank, announced that it will host its second quarter results conference call on June 4, 2010 at 11 a.m. EDT.  Directions on how to participate in the conference call and webcast are contained in the Company’s press release dated June 2, 2010, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

99.1	Press Release Dated June 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULASKI FINANCIAL CORP.

Dated: June 2, 2010	By:	/s/ Paul J. Milano
Paul J. Milano
Chief Financial Officer